                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2001
                               (August 23, 2001)

                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Tennessee                                        0-16162                      62-1240866
-------------------------------------------------------     ----------------------------      -----------------------
    (State or other jurisdiction of incorporation)             (Commission File Number)           (I.R.S. Employer
                                                                                                 Identification No.)

         3401 West End Avenue, Suite 400
              Nashville, Tennessee                                37203
-----------------------------------------------             ----------------
   (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: (615) 250-000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.             Regulation FD Disclosure

         A press release issued by Children's Comprehensive Services, Inc. on August 23, 2001 is attached hereto as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2001
                                       CHILDREN'S COMPREHENSIVE SERVICES, INC.


                                       By: /s/ Donald B. Whitfield
                                           -----------------------------------
                                           Donald B. Whitfield
                                           Vice President Finance and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


               No.            Exhibit
           ----------       ---------------------------------------
              99.1            August 23, 2001 Press Release